March 8, 2012

DREYFUS INVESTMENT GRADE FUNDS, INC.

-DREYFUS SHORT TERM INCOME FUND

Supplement to Statutory Prospectuses

dated December 1, 2011

            The following information supplements and supersedes the portfolio manager information contained in the sections of the prospectuses entitled "Fund Summary – Portfolio Management."

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus).  Investment decisions for the fund are made by a team of portfolio managers from Standish Mellon Asset Management Company LLC (Standish), an affiliate of Dreyfus.  The team members are David Horsfall, CFA, and David Bowser, CFA, each of whom also is an employee of Dreyfus.  The team members have served as primary portfolio managers of the fund since April 2011.  Mr. Bowser has served as a portfolio manager of the fund since July 2008.  Mr. Horsfall is deputy chief investment officer and a senior portfolio manager at Standish.  Mr. Bowser is a director of active fixed-income strategies and a senior portfolio manager at Standish.  There are no limitations on the role of a team member with respect to investment decisions for the fund.

            The following information supplements and supersedes the portfolio manager information contained in the sections of the prospectuses entitled "Fund Details – Management."

Investment decisions for the fund are made by a team of portfolio managers from Standish.  The team members are David Horsfall, CFA, and David Bowser, CFA, each of whom also is an employee of Dreyfus.  The team members have served as primary portfolio managers of the fund since April 2011.  Mr. Bowser has served as a portfolio manager of the fund since July 2008.  Mr. Horsfall is deputy chief investment officer and a senior portfolio manager at Standish, responsible for overseeing the management of all single and multi-sector active fixed-income portfolios and strategies at Standish, which he joined in 1989.  He also has been employed by Dreyfus since October 2010.  Mr. Bowser is a director of active fixed-income strategies and a senior portfolio manager at Standish, responsible for managing a variety of multi-sector portfolios at Standish, which he joined in 2000. He also has been employed by Dreyfus since July 2006.  There are no limitations on the role of a team member with respect to investment decisions for the fund.